UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007 (October 15, 2007)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 15, 2007, the Company announced plans to release its financial and operating results for the third quarter 2007 before the market opens on Wednesday, November 7, 2007. A conference call to discuss these results is scheduled for 10:00 a.m. EST (9:00 a.m. CST, 8:00 a.m. MST) on Wednesday, November 7, 2007. A link to the live internet broadcast will be available on the Company’s website at http://www.billbarrettcorp.com by clicking on the link entitled “Third Quarter 2007 Results—Webcast” located under “Current Events” on the homepage. A call-in number also is provided in the press release.

A copy of the press release dated October 15, 2007 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 15, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 15, 2007.

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